Exhibit 10.1

AMENDMENT NO. 1

to

EMPLOYMENT AGREEMENT

dated June 23, 2014

by and between

AXIS Specialty U.S. Services, Inc. (the “Company”)

and

Peter W. Wilson (the “Executive”)

Dated September 21, 2016

WHEREAS, the Company and the Executive entered into an employment agreement dated as of June 23, 2014 (the “Agreement”); and

WHEREAS, the Compensation Committee of the Board of Directors of AXIS Capital Holdings Limited (“Holdings”), the Company and the Executive have determined that it is in the best interests of the Company, Holdings and its shareholders to amend the Agreement in order to extend the term of service thereof;

NOW, THEREFORE, the Agreement is hereby amended, effective as of the date hereof, as follows:

1.	Section 3(a) of the Agreement (Term of Employment) is hereby amended by deleting the reference to “on December 31, 2016” in the second line thereof and replacing such reference with “December 31, 2019”.

2.	Section 3(a)(iv) of the Agreement (Without Cause) is hereby amended by: (i) deleting the reference to “December 31, 2016” in the fifth line thereof and replacing such reference with “December 31, 2019”; and deleting the reference to “June 30, 2016” in the last line thereof and replacing such reference with “June 30, 2019”.

3.	Except as set forth herein, all other terms and conditions of the Agreement shall remain in full force and effect.

[Signatures on Following Page]

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 as of the date first above written.

AXIS SPECIALTY U.S. SERVICES, INC.

By:	/s/ Noreen McMullan
Name:	Noreen McMullan
Title:	Executive Vice President

Accepted and Agreed:

/s/ Peter W. Wilson
Peter W. Wilson

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